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                             SPATIAL TECHNOLOGY INC.
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                (Name of Registrant as Specified in Its Charter)


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                              FOR IMMEDIATE RELEASE

          SPATIAL ANNOUNCES PLANNED SALE OF ITS COMPONENT BUSINESS DIVISION TO DASSAULT SYSTEMES

          Deal Validates the ACIS 3D Toolkit's Position as a World-Leading Solid Modeling Technology and Allows Spatial to Focus on Its Growing PlanetCAD Internet Business

BOULDER, Colo., July 5, 2000 -- Spatial Inc. (AMEX-STY), a leading developer of Web-hosted engineering application services, e-frastructure, interoperability solutions and open, component 3D modeling technology, today announced plans to sell the assets of its Component Business Division to Dassault Systemes in a cash transaction of $21.5 million and cross licensing agreements for component and Internet technologies. Upon shareholder approval and finalization of the transaction, Spatial's Component Business Division, whose products include the ACIS(R) 3D Toolkit, IntraVISION(R) and JetScream(TM), will become a wholly-owned subsidiary of Dassault Systemes operating under the Spatial name.

Under the terms of the agreement, Dassault Systemes will purchase all the assets of Spatial's Component Business Division including products, trademarks, patents and intellectual property, and will be operated as a subsidiary of Dassault Systemes. Mike Payne, current CTO of Dassault Systemes, will become CEO, and Dick Sowar, CTO and chairman of Spatial, will remain in a leadership role within the new company. Upon completion of the transaction, Spatial will focus on its growing Web engineering application services business and will operate under the name of PlanetCAD Inc.

"Dassault Systemes is clearly the best home for Spatial's Component Business Division because it has both the resources and vision to grow the investment in the component business, expand the product line, and ensure the continuing success of our customers who have made large investments in ACIS and related component technologies," said Sowar. "Dassault Systemes has a proven track record of acquiring strategic businesses and allowing them the flexibility to operate to their optimal potential. This is a great outcome for the licensees, end users and employees whose success depends on these mission-critical products."

Dassault Systemes is a premier software developer for the CAD/CAM/CAE/PLM industries with its flagship CATIA, ENOVIA and DELMIA solutions that address the digital engineering enterprise. Its corporate vision is to have 3D everywhere, anytime and for everyone by providing world-class 3D technologies, components and solutions.

"Dassault Systemes' strategy is to offer 3D everywhere, anytime and for everyone," said Bernard Charles, president of Dassault Systemes. "Expanding the component part of our business is part of this strategy and we will be building on the established user-base, talented staff and excellent reputation that Spatial has in this area. We are fully committed to the success of existing and future Spatial customers, partners and employees."

PlanetCAD was formed by Spatial in January 2000 to help streamline the movement of digital CAD model data throughout the manufacturing supply chain, and has developed proprietary technologies that enable the rapid delivery, distribution and hosting of complex engineering software services across the Internet.

Under a set of cross licensing agreements that are an integral part of the transaction, PlanetCAD will have a perpetual license agreement for the component technologies being sold to Dassault Systemes; the companies will share joint rights to Spatial's healing and translation technologies, and will jointly develop and enhance those technologies; PlanetCAD will provide Dassault Systemes with a co-branded version of its 3Dshare.com model interoperability service for use on Dassault Systemes Web sites worldwide; and the companies will cooperate in bringing advanced applications from Dassault Systemes to the Web.

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"This transaction will allow us to focus completely on building a new generation of Web based engineering services under the PlanetCAD banner," said Bruce
Morgan, president and CEO, Spatial. "This deal establishes a tight-knit working partnership between the companies for 3D component technologies and Web-based services that will go a long way to reshaping the industry and benefiting engineers around the world."

"We recognize that Spatial's leadership in Web-based engineering software services is an important opportunity that we wish to build upon," said Charles. "We look forward to a continued relationship with PlanetCAD through a strategic partnership for 3D technology and engineering services on the Web."

Subject to shareholder approval, Dassault Systemes will increase its minority investment in PlanetCAD, following its participation in the initial venture funding completed in February of this year.

AN INVESTOR WEBCAST CONFERENCE REGARDING THIS NEWS WILL BE HELD BY BRUCE MORGAN AND DICK SOWAR AT 2.30 P.M. MOUNTAIN DAYLIGHT TIME (MDT) ON WEDNESDAY, JULY 5. THIS CAN BE ACCESSED AT INVESTOR BROADCAST NETWORK'S VCALL WEB SITE AT WWW.VCALL.COM. TO JOIN THE CALL, PLEASE VISIT THE SITE 15 MINUTES BEFORE THE CONFERENCE AND DOWNLOAD THE NECESSARY SOFTWARE. REPLAYS WILL BE AVAILABLE SHORTLY AFTER THE CALL.

THERE WILL BE A PRESS CONFERENCE CALL ON THURSDAY, JULY 6 AT 9:30 A.M. MOUNTAIN DAYLIGHT TIME, 11:30 A.M. EASTERN DAYLIGHT TIME REGARDING THE NEWS. TO JOIN THE CALL, DIAL 800-553-3587 AND THEN ENTER 760249 AS YOUR CONFIRMATION NUMBER. THE NUMBER FOR INTERNATIONAL CALLERS IS 001-1-303-267-1001. PLEASE JOIN THE CALL FIVE MINUTES BEFORE START TIME.

ABOUT SPATIAL INC.
Spatial is the world's leading provider of Web-based services, e-frastructure and advanced engineering technology solutions to streamline the digital manufacturing supply chain and set global standards for product engineers, designers, software developers and manufacturing professionals. Spatial is headquartered in Boulder, Colo., USA, and has offices in California, Germany, Japan and the United Kingdom. For more information, visit Spatial's Web site at www.spatial.com or call (303) 544-2900.

Spatial's PlanetCAD division (www.planetcad.com) develops and delivers Web-hosted application services, e-commerce sites and portals that are the premier online destinations for manufacturing and design engineers needing to streamline the movement of digital model data throughout the manufacturing supply chain. PlanetCAD's application services include: 3Dshare.com(TM) (www.3dshare.com), which provides online translation and repair of 3D CAD models to streamline the flow of engineering data between organizations regardless of the installed CAD systems; 3Dpublish.com(TM) (www.3dpublish.com), an application service for the online, automated capture of high resolution 2D graphics from 3D CAD models; and Bits2Parts.com(TM) (www.bits2parts.com), an e-commerce service that facilitates the communication and data transmission process between manufacturers and rapid prototyping service bureaus across the Web.


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Spatial Technology Inc., 3Dshare.com, 3Dpublish.com, Bits2Parts.com, ACIS 3D
Toolkit, SAT and PlanetCAD are trademarks. ACIS and IntraVISION are registered trademarks of Spatial Technology Inc. All other trademarks are properties of their respective companies.

Completion of the transaction is subject to the approval of the shareholders of Spatial. A proxy statement will be sent to shareholders as soon as practicable. When it is available, shareholders should read the proxy statement in its entirety because it will contain important information about the transaction. When it is available, security holders may obtain copies of the definitive proxy statement from the Securities and Exchange Commission at its Internet Website (www.sec.gov) or from the company by request to Spatial Inc. Investor Relations:
Geoff High, Pfeiffer Public Relations (303) 393-7044, geoff@pfeifferpr.com.

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SPATIAL INC. CONTACT:                                      SPATIAL INC. PUBLIC RELATIONS CONTACT:
Rachael Dalton-Taggart, PR Manager                         Bill Tompkins, Metzger Associates
(303) 544-2986, rachael.taggart@spatial.com                (303) 786-7000, bill@metzger.com

SPATIAL INC. INVESTOR RELATIONS CONTACT:                   DASSAULT SYSTEMES CONTACT:
Geoff High, Pfeiffer Public Relations                      Morgane Gourcuff
(303) 393-7044, geoff@pfeifferpr.com                       (33) 1-40-99-42-18, morgane_gourcuff@ds-fr.com

DASSAULT SYSTEMES OF AMERICA CONTACT:
Sheri Chow
(818) 673-2134, sheri_chow@ds-us.com
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